Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2006

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Massa B. Cressall
Assistant VP, Strategy and Planning
Phone: (441) 278-0988
Fax: (441) 278-0493
email: mcressall@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

ENDURANCE SPECIALTY HOLDINGS LTD.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2005.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
ORGANIZATION CHART

Endurance Specialty Holdings Ltd.

Chairman, President and Chief Executive Officer - Kenneth LeStrange

Chief Financial Officer - Michael McGuire   Chief Actuary and Chief Risk Officer - Michael Angelina
General Counsel - John Del Col   Chief Operating Officer - Steven Carlsen
Chief Underwriting Officer - David Cash   Chief Operating Officer - Insurance - Michael Fujii

Endurance Reinsurance

Corporation of America

(Principal Operation - New York)

President -
William Jewett

Endurance Specialty

Insurance Ltd.

(Principal Operation - Bermuda)

President -
Daniel Izard

Endurance

Services Limited

(Principal Operation - New York)

President -
John O'Connor

Chief Investment Officer -
Mark Silverstein

Endurance Worldwide

Insurance Limited

(Principal Operation - London)

Chief Executive Officer -
Mark Boucher

Operations

President -
Michael Fujii

Endurance U.S. Insurance

ii

ENDURANCE SPECIALTY HOLDINGS LTD.

CORPORATE ORGANIZATION CHART

Endurance U.S.

Holdings Corp.

(U.S.)

Endurance

Services Limited

(U.K.)

Endurance Specialty Holdings Ltd.

(Bermuda)

Endurance

Worldwide

Holdings Limited

(U.K.)

Endurance

Worldwide

Insurance

Limited

(U.K.)

Endurance

Specialty

Insurance Ltd.

(Bermuda)

Endurance U.S.

Specialty

Services

Corporation

(U.S.)

Endurance

Reinsurance

Corporation of

America

(U.S.)

Traders and

Pacific

Insurance

Company

(U.S.)

Endurance Elite

Assurance

Company Ltd.

(Bermuda)

Endurance

Specialty Insurance

Marketing Corp. of

California

(U.S.)

Endurance

Specialty

Insurance

Marketing Corp. of

Illinois

(U.S.)

Endurance

Specialty

Insurance

Marketing Corp. of

Massachusetts

(U.S.)

iii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter Change

		2006	2005

HIGHLIGHTS	Net income	$107,036	$96,259	11.2%
	Net income available to common shareholders	103,161	96,259	7.2%
	Operating income available to common shareholders [a]	104,045	102,673	1.3%
	Gross premiums written	571,381	702,491	(18.7)%
	Net premiums earned	420,206	437,598	(4.0)%
	Total assets	6,733,186	5,695,088	18.2%
	Total shareholders’ equity	1,923,988	1,882,640	2.2%

PER SHARE AND	Basic earnings per share
SHARES DATA	Net income (as reported)	$1.55	$1.57	(1.1)%
	Operating income (as reported) [a]	$1.57	$1.68	(6.5)%
	Diluted earnings per share
	Net income (as reported)	$1.45	$1.45	(0.5)%
	Operating income (as reported) [a]	$1.46	$1.55	(6.0)%

As Reported	Weighted average common shares outstanding	66,445	61,292	8.4%
	Weighted average common shares outstanding and dilutive potential common shares	71,295	66,166	7.8%

Book Value Per Common Share	Book value per common share [b]	$25.93	$30.94	(16.2)%
	Diluted book value per common share (treasury stock method) [b]	$23.96	$28.23	(15.1)%

FINANCIAL RATIOS	Return on av. equity (ROAE) per common share, net income [c]	6.1%	5.1%	0.9
	ROAE, operating income per common share [a] [c]	6.1%	5.5%	0.6
	Return on beg. equity (ROBE), net income per common share	6.2%	5.2%	1.0
	ROBE, operating income per common share [a]	6.2%	5.5%	0.7

	Annualized ROAE, net income [c]	24.3%	20.6%	3.7
	Annualized ROAE, operating income [a] [c]	24.5%	21.9%	2.6
	Annualized ROBE, net income	24.7%	20.7%	4.0
	Annualized ROBE, operating income [a]	24.9%	22.1%	2.8
	Annualized investment yield	4.9%	4.0%	1.0

	Loss ratio	56.8%	57.4%	(0.6)
GAAP	Acquisition expense ratio	17.6%	19.8%	(2.2)
	General and administrative expense ratio	10.5%	7.7%	2.8

	Combined ratio	84.9%	84.9%	0.0
STAT	Acquisition expense ratio	15.4%	18.5%	(3.1)
	General and administrative expense ratio	8.2%	4.8%	3.4

	Combined ratio	80.4%	80.7%	(0.3)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

Please see page 15 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 17.

[c]

Average equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME

	QUARTER ENDED MARCH 31,		YEAR ENDED DEC. 31, 2005

	2006	2005

UNDERWRITING REVENUES
Gross premiums written	$571,381	$702,491	$1,668,877
Premiums ceded	(28,372)	(3,313)	(49,528)

Net premiums written	543,009	699,178	1,619,349
Change in unearned premiums	(122,803)	(261,580)	104,345

Net premiums earned	$420,206	$437,598	$1,723,694
Other underwriting income (expenses)	2,071	171	(5,342)

Total underwriting revenues	$422,277	$437,769	$1,718,352

UNDERWRITING EXPENSES
Losses and loss expenses	$238,732	$251,059	$1,650,943
Acquisition expenses	73,771	86,775	329,692
General and administrative expenses	44,298	33,546	148,036

Total underwriting expenses	356,801	371,380	2,128,671

Underwriting income (loss)	$65,476	$66,389	($410,319)

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$61,904	$40,011	$180,975
Interest expense	(7,526)	(5,471)	(24,210)
Amortization of intangibles	(1,158)	(1,220)	(4,694)

Total other operating revenue/expenses	$53,220	$33,320	$152,071

INCOME (LOSS) BEFORE OTHER ITEMS	118,696	99,709	(258,248)
OTHER
Net foreign exchange gains (losses)	$2,886	($2,421)	($5,140)
Net realized (losses) gains on investments	(3,330)	(4,453)	(8,244)
Income tax (expense) benefit	(11,216)	3,424	51,148

NET INCOME (LOSS)	$107,036	$96,259	($220,484)
Preferred dividends	(3,875)	—	(2,720)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$103,161	$96,259	($223,204)

KEY RATIOS/PER SHARE DATA
Loss ratio	56.8%	57.4%	95.8%
Acquisition expense ratio	17.6%	19.8%	19.1%
General and administrative expense ratio	10.5%	7.7%	8.6%

Combined ratio	84.9%	84.9%	123.5%

Weighted average basic shares outstanding	66,445	61,292	62,029
Weighted average dilutive shares outstanding	71,295	66,166	62,029

Basic EPS	$1.55	$1.57	$(3.60)
Diluted EPS	$1.45	$1.45	$(3.60)

ROAE [a]	6.1%	5.1%	(12.6)%

[a]

Average equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2006	DEC. 31, 2005

ASSETS
Cash and cash equivalents	$562,060	$468,015
Fixed maturity investments available for sale, at fair value	4,310,088	4,323,339
Investments in other ventures, under equity method	184,215	161,883
Premiums receivable, net	798,008	575,109
Deferred acquisition costs	178,427	166,720
Securities lending collateral	439,652	408,663
Prepaid reinsurance premiums	39,617	27,132
Losses recoverable	26,442	17,248
Accrued investment income	33,737	33,734
Intangible assets	65,086	65,633
Deferred tax assets	61,745	69,360
Other assets	34,109	35,701

TOTAL ASSETS	$6,733,186	$6,352,537

LIABILITIES
Reserve for losses and loss expenses	$2,688,986	$2,603,590
Reserve for unearned premiums	939,165	803,629
Deposit liabilities	151,418	92,523
Reinsurance balances payable	102,726	85,281
Securities lending payable	439,652	408,663
Debt	447,112	447,092
Other liabilities	40,139	39,216

TOTAL LIABILITIES	$4,809,198	$4,479,994

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative - 8,000 issued and outstanding (2005 - 8,000)	$8,000	$8,000
Common shares
66,256 issued and outstanding (2005 - 66,139)	66,256	66,139
Additional paid-in capital	1,454,842	1,453,722
Accumulated other comprehensive loss	(55,815)	(19,672)
Retained earnings	450,705	364,354

TOTAL SHAREHOLDERS’ EQUITY	$1,923,988	$1,872,543

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,733,186	$6,352,537

Book value per common share	$25.93	$25.18
Diluted book value per common share (treasury stock method)	$23.96	$23.17

RATIOS
Debt to total capitalization	18.9%	19.3%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE QUARTER ENDED MARCH 31, 2006

Gross Premiums Written = $671 million [a]

[a]

Prior to deposit accounting adjustments.

Source of Business

Casualty

44%

Property

53%

Other Specialty

3%

Type of Business

Insurance

12%

Reinsurance

88%

Broker Distribution

Benfield

12%

Other

25%

Aon

24%

Marsh

23%

Willis

16%

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2006

	Property Per	Property	Casualty	Property	Casualty
	Risk Treaty	Catastrophe	Treaty	Individual	Individual
	Reinsurance	Reinsurance	Reinsurance	Risk	Risk

UNDERWRITING REVENUES
Gross premiums written	$122,480	$100,804	$205,469	$28,574	$51,583

Net premiums written	$122,480	$100,804	$203,466	$10,690	$46,002

Net premiums earned	$98,109	$53,398	$151,047	$21,058	$69,368
Other underwriting income	—	—	—	—	—

Total underwriting revenues	$98,109	$53,398	$151,047	$21,058	$69,368

UNDERWRITING EXPENSES
Losses and loss expenses	$40,435	$32,705	$85,960	($5,461)	$47,068
Acquisition expenses	20,097	7,811	42,521	1,291	3,355
General and administrative expenses	7,449	6,573	11,836	3,777	5,531

Total expenses	67,981	47,089	140,317	(393)	55,954

UNDERWRITING INCOME (LOSS)	$30,128	$6,309	$10,730	$21,451	$13,414

GAAP RATIOS
Loss ratio	41.2%	61.2%	56.9%	(25.9)%	67.9%
Acquisition expense ratio	20.5%	14.6%	28.2%	6.1%	4.8%
General and administrative expense ratio	7.6%	12.3%	7.8%	17.9%	8.0%

Combined ratio	69.3%	88.1%	92.9%	(1.9)%	80.7%

STATUTORY RATIOS
Loss ratio	41.2%	61.2%	56.9%	(25.9)%	67.9%
Acquisition expense ratio	20.8%	12.0%	25.1%	3.6%	3.0%
General and administrative expense ratio	6.1%	6.5%	5.8%	35.3%	12.0%

Combined ratio	68.1%	79.7%	87.8%	13.0%	82.9%

	Aerospace and	Total	Deposit
	Other Specialty	Company	Accounting	Reported
	Lines	Sub-total	Adjustment [a]	Totals

UNDERWRITING REVENUES
Gross premiums written	$161,620	$670,530	($99,149)	$571,381

Net premiums written	$158,716	$642,158	($99,149)	$543,009

Net premiums earned	$83,983	$476,963	($56,757)	$420,206
Other underwriting income	—	—	2,071	2,071

Total underwriting revenues	$83,983	$476,963	($54,686)	$422,277

UNDERWRITING EXPENSES
Losses and loss expenses	$69,298	$270,005	($31,273)	$238,732
Acquisition expenses	19,267	94,342	(20,571)	73,771
General and administrative expenses	9,132	44,298	—	44,298

Total expenses	97,697	408,645	(51,844)	356,801

UNDERWRITING INCOME (LOSS)	($13,714)	$68,318	($2,842)	$65,476

GAAP RATIOS
Loss ratio	82.5%	56.6%	55.1%	56.8%
Acquisition expense ratio	22.9%	19.8%	36.2%	17.6%
General and administrative expense ratio	10.9%	9.3%	—	10.5%

Combined ratio	116.3%	85.7%	91.3%	84.9%

STATUTORY RATIOS
Loss ratio	82.5%	56.6%	55.1%	56.8%
Acquisition expense ratio	15.5%	17.9%	31.3%	15.4%
General and administrative expense ratio	5.8%	6.9%	—	8.2%

Combined ratio	103.8%	81.4%	86.4%	80.4%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2006

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$98,823	$100,804	$137,394	$28,574	$51,583	$154,203	$571,381

Net premiums written	$98,823	$100,804	$135,391	$10,690	$46,002	$151,299	$543,009

Net premiums earned	$87,866	$50,762	$108,399	$21,058	$69,368	$82,753	$420,206

Other underwriting income (expenses)	(889)	209	2,654	—	—	97	2,071

Total underwriting revenues	86,977	50,971	111,053	21,058	69,368	82,850	422,277

UNDERWRITING EXPENSES
Losses and loss expenses	$34,959	$30,871	$62,670	($5,461)	$47,068	$68,625	$238,732
Acquisition expenses	15,926	7,218	27,097	1,291	3,355	18,884	73,771
General and administrative expenses	7,449	6,573	11,836	3,777	5,531	9,132	44,298

Total expenses	58,334	44,662	101,603	(393)	55,954	96,641	356,801

UNDERWRITING INCOME (LOSS)	$28,643	$6,309	$9,450	$21,451	$13,414	($13,791)	$65,476

GAAP RATIOS
Loss ratio	39.8%	60.8%	57.8%	(25.9)%	67.9%	82.9%	56.8%
Acquisition expense ratio	18.1%	14.2%	25.0%	6.1%	4.8%	22.8%	17.6%
General and administrative expense ratio	8.5%	12.9%	10.9%	17.9%	8.0%	11.0%	10.5%

Combined ratio	66.4%	87.9%	93.7%	(1.9)%	80.7%	116.7%	84.9%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$122,480	$100,804	$205,469	$28,574	$51,583	$161,620	$670,530

Net premiums written	$122,480	$100,804	$203,466	$10,690	$46,002	$158,716	$642,158

Net premiums earned	$98,109	$53,398	$151,047	$21,058	$69,368	$83,983	$476,963

UNDERWRITING EXPENSES
Losses and loss expenses	$40,435	$32,705	$85,960	($5,461)	$47,068	$69,298	$270,005
Acquisition expenses	20,097	7,811	42,521	1,291	3,355	19,267	94,342
General and administrative expenses	7,449	6,573	11,836	3,777	5,531	9,132	44,298

Total expenses	67,981	47,089	140,317	(393)	55,954	97,697	408,645

UNDERWRITING INCOME (LOSS)	$30,128	$6,309	$10,730	$21,451	$13,414	($13,714)	$68,318

GAAP RATIOS
Loss ratio	41.2%	61.2%	56.9%	(25.9)%	67.9%	82.5%	56.6%
Acquisition expense ratio	20.5%	14.6%	28.2%	6.1%	4.8%	22.9%	19.8%
General and administrative expense ratio	7.6%	12.3%	7.8%	17.9%	8.0%	10.9%	9.3%

Combined ratio	69.3%	88.1%	92.9%	(1.9)%	80.7%	116.3%	85.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	THREE MONTHS ENDED MAR. 31, 2006

Average common equity [a]	$1,698,266

Net premiums earned	$420,206
Combined ratio	84.9%
Operating margin	15.1%
Premium leverage	0.25	x

Implied ROAE from underwriting activity	3.7%

Average invested assets at amortized cost	$5,064,789
Investment leverage	2.98	x
Year to date investment income yield, pretax	1.2%

Implied ROAE from investment activity	3.6%

Implied Pre-tax Operating ROAE, for period	7.4%

Implied Pre-tax Operating ROAE, annualized	29.5%

[a]

Average equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

									Year Ended December 31,

	2Q 2005		3Q 2005		4Q 2005		1Q 2006		2005		2004

Average total equity [a]	$1,934,883		$1,772,610		$1,715,319		$1,898,266		$1,867,499		$1,753,635

Net premiums earned	$437,921		441,166		$407,009		$420,206		$1,723,694		$1,632,600

Operating leverage	0.23	x	0.25	x	0.24	x	0.22	x	0.92	x	0.93	x

Annualized operating leverage	0.91	x	1.00	x	0.95	x	0.89	x	0.92	x	0.93	x

Avg. invested assets at amortized cost	$4,187,712		4,397,080		$4,750,427		$5,064,789		$4,463,908		$3,277,276

Investment leverage	2.16	x	2.48	x	2.77	x	2.67	x	2.39		1.87	x

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and includes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF MARCH 31, 2006

Type of Investment			Fair Value	Percentage

Cash and equivalents [a]			$562,901	11.1%
U.S. government and agencies			1,065,535	21.1%
Corporate securities			692,526	13.7%
Foreign government			190,671	3.8%
Municipals			4,919	0.1%
Asset-backed securities			634,780	12.6%
Mortgage-backed securities			1,721,657	34.0%
Investments in other ventures			184,215	3.6%

Total			$5,057,204	100.0%

Ratings			Fair Value	Percentage

U.S. Government and agencies			$1,065,535	21.1%
AAA/Aaa			3,226,367	63.8%
AA/Aa			219,522	4.3%
A/A			359,409	7.1%
BBB and below			2,156	NM
Investments in other ventures/Not rated			184,215	3.7%

Total			$5,057,204	100.0%

Performance				March 31, 2006

Annualized yield, year to date [b]				5.0%
Duration [c]				2.66

Investment Income	Quarter Ended June 30, 2005	Quarter Ended Sept. 30, 2005	Quarter Ended December 31, 2005	Quarter Ended March 31, 2006

Income from investments in other ventures	$168	$6,611	$2,818	$9,332
Total net investment income	$39,696	$49,494	$51,774	$61,904

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.

	[b]	Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments

	[c]	Duration excludes investments in other ventures

ENDURANCE SPECIALTY HOLDINGS LTD.
PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

	2Q 2005	3Q 2005	4Q 2005	1Q 2006

Unrealized holding gains (losses) on investments, period end	$14,519	($30,242)	($44,039)	($84,415)

Operating cash flow	$252,105	$262,717	$68,543	$175,719

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED MARCH 31, 2005	QUARTER ENDED JUNE 30, 2005	QUARTER ENDED SEPT. 30, 2005	QUARTER ENDED DEC. 31, 2005	QUARTER ENDED MARCH 31, 2006

Incurred related to:
Current year	$297,060	$256,664	$808,484	$451,197	$281,273
Prior years	(46,001)	(27,748)	(23,876)	(64,837)	(42,541)

Total incurred	251,059	228,916	784,608	386,360	238,732

Paid related to:
Current year	($3,021)	($14,025)	($26,678)	($229,008)	($6,776)
Prior years	(86,769)	(94,706)	(68,658)	(57,124)	(156,623)

Total paid	(89,790)	(108,731)	(95,336)	(286,132)	(163,399)

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE QUARTER ENDED MARCH 31, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

Incurred related to prior years
Quarter ended March 31, 2006	29,255	(10,100)	7,635	23,746	4,109	(12,104)	42,541

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

Incurred related to prior years
Quarter ended March 31, 2005	28,900	5,146	1,929	(2,477)	12,265	238	46,001
Quarter ended June 30, 2005	11,994	2,117	(9,670)	6,788	9,361	7,158	27,748
Quarter ended September 30, 2005	13,506	1,667	2,530	2,351	438	3,384	23,876
Quarter ended December 31, 2005	19,441	(4,694)	11,971	12,299	16,971	8,849	64,837

Year ended December 31, 2005	73,841	4,236	6,760	18,961	39,035	19,629	162,462

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2004

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

Incurred related to prior years
Quarter ended March 31, 2004	2,392	7,288	1,827	6,294	372	1,199	19,372
Quarter ended June 30, 2004	10,467	10,000	4,020	3,486	6,396	6,325	40,694
Quarter ended September 30, 2004	18,047	17,643	5,401	3,082	1,851	4,909	50,933
Quarter ended December 31, 2004	17,132	5,483	(11,170)	2,881	6,491	4,864	25,681

Year ended December 31, 2004	48,038	40,414	78	15,743	15,110	17,297	136,680

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk

AT MARCH 31, 2006
Case reserves	$363,392	$172,076	$161,028	$142,150	$9,083
Total reserves	$525,225	$218,434	$760,706	$196,312	$509,582

Case reserves / Total reserves	69.2%	78.8%	21.2%	72.4%	1.8%

IBNR / Total reserves	30.8%	21.2%	78.8%	27.6%	98.2%

	Aerospace and Other Specialty Lines	Total Company	Deposit Accounting Adjustment [a]	Reported Totals

AT MARCH 31, 2006
Case reserves	$278,636	$1,126,365	$(15,355)	$1,111,010
Total reserves	$550,942	$2,761,201	$(72,215)	$2,688,986

Case reserves / Total reserves	50.6%	40.8%	21.3%	41.3%

IBNR / Total reserves	49.4%	59.2%	78.7%	58.7%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED MARCH 31,

		2006	2005

DILUTIVE SHARES OUTSTANDING:	Average market price per share	$32.67	$34.23

AS REPORTED	Basic weighted average common shares outstanding	66,445	61,292

	Add: weighted ave. unvested restricted share units	705	587
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	$16,750	$13,335
	Less: restricted share units bought back via treasury method	(513)	(390)

	Add: weighted ave. dilutive warrants outstanding	7,202	7,202
	Weighted average exercise price per share	$17.62	$18.62
	Less: warrants bought back via treasury method	(3,885)	(3,917)

	Add: weighted ave. dilutive options outstanding	3,051	3,239
	Weighted average exercise price per share	$18.21	$19.18
	Proceeds from unrecognized option expense	$324	$1,107
	Less: options bought back via treasury method	(1,710)	(1,847)

	Weighted average dilutive shares outstanding	71,295	66,166

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED MARCH 31,

	2006	2005

Net income before preferred dividends	$107,036	$96,259
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(2,140)	2,292
Net realized losses on investments	3,024	4,122

Operating income before preferred dividends	107,920	102,673
Preferred dividends	(3,875)	—

Operating income available to common shareholders	$104,045	$102,673

Weighted average common shares outstanding
Basic	66,445	61,292
Dilutive	71,295	66,166

Basic per share data
Net income per common share	$1.55	$1.57
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(0.03)	0.04
Net realized losses on investments	0.05	0.07

Operating income per common share	$1.57	$1.68

Diluted per share data
Net income per common share	$1.45	$1.45
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(0.03)	0.04
Net realized losses on investments	0.04	0.06

Operating income per common share	$1.46	$1.55

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE COMMON SHARES SENSITIVITY ANALYSIS

DILUTIVE COMMON SHARES OUSTANDING

Market Price per Share

$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00

71,470	71,666	71,850	72,023	72,186	72,339	72,484	72,621	72,751	72,874	72,991

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER COMMON SHARE

		MARCH 31,

		2006	2005	DEC. 31, 2005

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$32.55	$37.84	$35.85
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	66,474	60,858	66,413

	Add: unvested restricted share units	826	576	652

	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$17.62	$18.62	$17.87

	Add: dilutive options outstanding	3,053	3,222	3,081
	Weighted average exercise price per share	$18.23	$19.18	$18.45

	Book Value [c]	$1,723,988	$1,882,640	$1,672,543
	Add: proceeds from converted warrants	126,905	134,108	128,706
	Add: proceeds from converted options	55,650	61,821	56,845

	Pro forma book value	$1,906,543	$2,078,569	$1,858,094

	Dilutive shares outstanding	77,555	71,859	77,349

	Basic book value per common share	$25.93	$30.94	$25.18
	Diluted book value per common share	$24.58	$28.93	$24.02

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$32.55	$37.84	$35.85
TREASURY STOCK METHOD	Basic common shares outstanding [b]	66,474	60,858	66,413

	Add: unvested restricted share units	826	576	652

	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$17.62	$18.62	$17.87
	Less: warrants bought back via treasury method	(3,899)	(3,544)	(3,590)

	Add: dilutive options outstanding	3,053	3,222	3,081
	Weighted average exercise price per share	$18.23	$19.18	$18.45
	Less: options bought back via treasury method	(1,710)	(1,634)	(1,586)

	Dilutive shares outstanding	71,946	66,681	72,173

	Basic book value per common share	$25.93	$30.94	$25.18
	Diluted book value per common share	$23.96	$28.23	$23.17

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED	YEAR ENDED DECEMBER 31,
	MAR. 31, 2006	2005	2004	2003	2002

Net income available to common shareholders	$103,161	($223,204)	$355,584	$263,437	$102,066

Dividends paid to common shareholders	(16,563)	(61,695)	(50,346)	(20,505)	—

Shareholders’ equity [a]	1,723,988	1,672,543	1,862,455	1,644,815	1,217,500

Return on beginning equity	6.2%	(12.0)%	21.6%	21.6%

Dividend payout ratio [b]	1.0%	3.3%	3.1%	1.7%

Dilutive common shares outstanding	71,946	72,173	66,729	68,445	56,017

Diluted book value per common share (treasury stock method)	$23.96	$23.17	$27.91	$24.03	$21.73

Change in diluted book value per common share	3.4%	(17.0)%	16.1%	10.6%

Total return to common shareholders [c]	4.4%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 15 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 17 for a reconciliation of diluted book value per common share to basic book value per common share.